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                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported) March 27, 1997

                        FRONTIER CORPORATION
       (Exact name of registrant as specified in its charter)

       New York                1-4166           16-0613330
   (State or other          (Commission        (IRS Employer
    jurisdiction of          File Number)    Identification No.)
    incorporation)

180 South Clinton Avenue, Rochester, New York        14646
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (716)777-1000

Item 5   Other Events
------   ------------

     The Registrant announced that it expects first quarter earnings per share from normalized operations to be in the range of $.22 to $.25 per share and announces non-recurring events which will impact reported results by $.32 per share.

     As permitted by General Instruction F to Form 8-K, the
Registrant incorporates by reference the information contained in the press release which is filed as an Exhibit to this Report on Form 8-K.



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                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                  Frontier Corporation
                                   (Registrant)



Dated: March 27, 1997            By:/s/ Barbara J. LaVerdi
                                        -------------------------
                                        Barbara J. LaVerdi
                                        Assistant Secretary


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                           EXHIBIT INDEX



Exhibit Number      Description
--------------      ----------------------

     99             Press Release dated           Filed herewith
                    March 27, 1997 regarding
                    expected 1Q97 EPS from
                    normalized operations and
                    announced non-recurring
                    events which will impact
                    reported results.